SUPPLEMENT

DATED APRIL 12, 2013 TO

THE HARTFORD EMERGING MARKETS LOCAL DEBT FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

PROSPECTUS DATED MARCH 1, 2013

Effective immediately, changes are being made with respect to the portfolio management team of The Hartford Emerging Markets Local Debt Fund (the “Fund”).  Ricardo Adrogué will no longer serve as a portfolio manager for the Fund.  Accordingly, all references to Ricardo Adrogué in the Prospectus are deleted in their entirety.  James W. Valone, CFA and Tieu-Bich Nguyen, CFA will remain as portfolio managers for the Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

HV-7171	April 2013